SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                                  May 12, 2004

                        (Date of earliest event reported)

                           FIRST FEDERAL CAPITAL CORP

             (Exact name of registrant as specified in its charter)

                          COMMISSION FILE NO. 000-18046

WISCONSIN                                   39-1651288
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(State or other jurisdiction                (I.R.S. Employer Identification No.)
of incorporation)

605 STATE STREET
LA CROSSE, WI                               54601
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(Address of principal executive offices)    (Zip Code)

                                 (608) 784-8000
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              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

First Federal Capital Corp is filing as Exhibit 99.1 to this Form 8-K its press release dated May 12, 2004, announcing the appointment of David J. Reinke to Acting Chief Financial Officer.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   N/A

      (b)   N/A

      (c)   Exhibit No. Description

      99.1  Press Release dated May 12, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           FIRST FEDERAL CAPITAL CORP

Date: May 12, 2004                   By: /s/ David J. Reinke
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                                         David J. Reinke, Senior Vice President,
                                         and Acting Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.             Description
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99.1                    Press Release dated May 12, 2004.